                                                                   Exhibit 10.16

                           AMENDMENT NO. 1 AND CONSENT
                 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
                 ----------------------------------------------

         This AMENDment No. 1 AND CONSENT to SIXTH amended AND RESTATED CREDIT AGREEMENT (this "Agreement") is dated as of November 20, 2003, by and among NCO GROUP, INC., a Pennsylvania corporation ("Borrower"), the Lenders referred to on the signature pages hereto, CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state-chartered bank, for itself and as Administrative Agent for the other Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent"), CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state-chartered bank, as Issuer and as a Co-Arranger, WACHOVIA BANK, NATIONAL ASSOCIATION, as a Co-Arranger and Syndication Agent, FLEET NATIONAL BANK, GENERAL ELECTRIC CAPITAL CORPORATION, KEYBANK NATIONAL ASSOCIATION and NATIONAL CITY BANK, as Co-Documentation Agents, and SOVEREIGN BANK, as Co-Agent. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed in the Credit Agreement (as hereinafter defined).

                                   BACKGROUND
                                   ----------

         WHEREAS, the parties hereto are party to a certain Sixth Amended and Restated Credit Agreement dated as of August 13, 2003 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement"); and

         WHEREAS, Borrower and RMH Teleservices, Inc. (the "Target") are parties to a certain Merger Agreement dated as of November 18, 2003 filed with the United States Securities and Exchange Commission as of November 20, 2003 (the "Merger Agreement"), pursuant to the terms and conditions of which Borrower has offered to purchase 100% of the issued and outstanding common stock in the Target on or before June 30, 2004, by way of an exchange of capital stock in the Borrower (the "Stock Acquisition"); and

         WHEREAS, in connection with the Stock Acquisition, Borrower has requested that the Administrative Agent and Lenders (i) consent to the Stock Acquisition, and (ii) modify certain terms and conditions of the Credit Agreement; and

         WHEREAS, the Administrative Agent and Lenders are willing to (i) consent to the Stock Acquisition, and (ii) modify certain terms and conditions of the Credit Agreement, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Consent. In accordance with Section 6.9 of the Credit Agreement, the Administrative Agent and the Super Majority Lenders hereby consent to the Stock Acquisition and the operation of the combined company post-acquisition.





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         2. Amendments to Credit Agreement. From and after the date on which each of the conditions set forth in Section 3 below has been satisfied, all references to the Credit Agreement in the Loan Documents shall mean and refer to the Credit Agreement as modified as follows:

            a. Section 5.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            The Borrower shall, and shall cause each Restricted Subsidiary to, continue to engage in its business substantially as conducted and operated during the present and preceding fiscal year or in customer relations management services, and no such Person shall engage in any other business not substantially similar to the business as presently conducted or in customer relations management services.

            b. Clause (e) Section 6.3(Indebtedness) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            (e) Indebtedness, in an aggregate outstanding principal amount not to exceed $38,000,000 at any time in respect of Capitalized Leases and/or Purchase Money Indebtedness;

            c. Clause (d) of Section 6.11 (Stock Issuance) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            (d) the issuance of stock of Borrower in connection with a Permitted NCPM Purchase Transaction or the issuance of stock of Borrower or options or warrants which may be exercised for stock of the Borrower in Permitted Acquisitions to the extent it would not otherwise cause a Default or Event of Default hereunder

            The definition of "Permitted Acquisition" in Section 10.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            "Permitted Acquisition" shall mean any acquisition (by way of stock purchase, merger, asset purchase or otherwise) by the Borrower or any Restricted Subsidiary of all of the properties or stock of any going concern or going line of business; provided, however, that (1) each such business being acquired by any such Person must (a) have a positive EBITDA for the immediately preceding twelve months prior to the acquisition, after adjustments for unusual expense items and (b) be in a line of business permitted by Section 5.10 (Continuation or Change In Business) (2) after recasting the Borrower's consolidated financial statements for the immediately preceding twelve month period to include the results of operations from the target of the acquisition, and preparing pro forma financial statements for the immediately succeeding twelve month period, the acquiring Person and target on a consolidated basis shall have met the financial covenants described in Section 6.1 (Financial Covenants) of this Agreement for the immediately preceding twelve months prior to the acquisition and on a pro forma basis for the immediately following twelve month period after the acquisition (such compliance to be evidenced by a Pro-Forma Covenant Compliance









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         Certificate in the form of Exhibit H attached hereto ("Pro-Forma
         Covenant Compliance Certificate"); (3) with respect to any merger involving the Borrower, it shall be the surviving corporation, and with respect to any merger involving a Restricted Subsidiary which is not a Guarantor (but not involving the Borrower or a Guarantor), it shall be the surviving corporation, and with respect to any merger involving a Guarantor (but not involving the Borrower), the Guarantor shall be the surviving corporation (unless the target survives and becomes a Guarantor pursuant to the terms hereof); (4) after giving effect to the acquisition, no Event of Default or Default shall exist; (5) the disclosure schedules shall be updated to account for the acquisition as required by Section 5.17 (Update of Schedules); and (6) the cash consideration to be paid by the acquiring Persons for all such acquisitions must not exceed (x) except in the case of the Permitted RMH Acquisition (the purchase price for which is excluded from this clause (x)) if the Consolidated Funded Debt to Consolidated EBITDA Ratio is equal to or greater than 2.00 to 1.00, an aggregate amount of $20,000,000.00 cash or Borrower common stock in any rolling twelve month period, or (y) if the Consolidated Funded Debt to Consolidated EBITDA Ratio is less than 2.00 to 1.00, $25,000,000.00 cash (but no limitation on the amount funded with Borrower common stock) in any rolling twelve month period. Any acquisition which does not meet the criteria set forth in clause (1)(a) above in this definition requires the prior written consent of the Super Majority Lenders. In addition to the foregoing, any Permitted NCPM Purchase Transaction made in accordance with Section 6.10(d) shall be deemed to be a Permitted Acquisition.

For the sake of clarity, the provisions of the foregoing definition that are change by this Amendment are in clause (1)(b) and (6)(x).

                  c. A new definition is hereby added to Section 10.1 of the Credit Agreement, such that it appears in proper alphabetical order, as follows:

                  "Permitted RMH Acquisition" shall mean Borrower's acquisition of 100% of the issued and outstanding capital stock of RMH Teleservices, Inc., by way of an exchange of capital stock in the Borrower, pursuant to the terms and conditions of a certain Merger Agreement dated as of November 18, 2003 between Borrower and RMH Teleservices, Inc.

         3. Conditions to Consent and Amendments.

                  a. The consent in Section 1 above and the amendments in
Section 2 above shall be effective, as of the date first above written, upon satisfaction of each of the following conditions:

                  (i) The Administrative Agent, the Super Majority Lenders and Borrower shall have duly executed and delivered this Agreement to the Administrative Agent; and

                  (ii) The Borrower shall have delivered such other information as the Administrative Agent shall reasonably request.



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                  b. On or prior to the effective date of the Stock Acquisition
(or on such other date as may be specified in the Credit Agreement or below), Borrower shall satisfy the following conditions:

                  (i) Borrower shall have delivered updated disclosure schedules to the Credit Agreement, if any, pursuant to Section 5.17 of the Credit Agreement;

                  (ii) Promptly upon execution thereof or such otherwise becoming available, and in any event prior to consummation of the Stock Acquisition, Borrower shall have delivered to the Administrative Agent true, correct and complete copies of the Merger Agreement and all other instruments, agreements and documents executed and/or delivered in connection therewith or otherwise setting forth terms and conditions of the Stock Acquisition, together with all amendments and schedules and exhibits thereto (collectively, the "Acquisition Documents"), and all such Acquisition Documents shall be reasonably satisfactory to the Administrative Agent in all material respects, and shall set forth terms which are substantially consistent with the terms of the Stock Acquisition as they were previously described to the Administrative Agent and Lenders;

                  (iii) As soon as practicable, Borrower shall have delivered such joinder documents and security documents, if any, as shall be necessary to cause all of the assets (including equity of any subsidiaries) acquired in connection with the Stock Acquisition to be subject to a valid, first priority security interest, subject to such exceptions as are permitted by the Credit Agreement; and

                  (iv) Borrower shall have delivered such other information as the Administrative Agent shall reasonably request.

         4. Borrower's Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  a. All of the representations and warranties made by Borrower in the Credit Agreement and the other Loan Documents to which it is party remain true, complete and accurate as of the date hereof, except to the extent such representations and warranties were expressly made as of a specified date.

                  b. No Default or Event of Default exists, or will exist after giving effect to the Stock Acquisition as contemplated herein, under the Credit Agreement and other Loan Documents.

                  c. Borrower has corporate power and authority to execute, deliver, perform this Agreement, and to execute, deliver, perform and take all actions contemplated to be taken by it under the Acquisition Documents, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

                  d. This Agreement, the Credit Agreement and the other Loan Documents to which Borrower is party constitute the legal, valid and binding agreements of Borrower, enforceable in accordance with their respective terms, except as enforceability may be affected by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally.


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                  e. Borrower has, and will have after giving effect to the
Stock Acquisition, no claims, defenses or set-offs to its respective obligations under the Credit Agreement and other Loan Documents to which it is party.

         5. Payment of Expenses. Borrower shall pay any and all fees due and payable in connection with this Agreement and all costs and expenses (including, without limitation, attorneys' fees) incurred by the Administrative Agent in connection with this Agreement.

         6. Event of Default. A breach of any covenant, representation or warranty set forth in this Agreement by Borrower shall constitute an Event of Default under the Credit Agreement.

         7. Effect of Agreement. Except as expressly amended in Section 2 above, the Credit Agreement and the other Loan Documents in effect as of the date hereof shall remain in full force and effect, unmodified, and are enforceable against Borrower in accordance with their respective terms.

         8. Further Modifications. This Agreement contains all of the modifications to the Credit Agreement, and no further or other modifications to the Credit Agreement shall be effective unless in writing executed by all of the parties thereto.

         9. Binding Effect. This Agreement shall extend to and bind the parties hereto and their respective successors and assigns.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same document. This Agreement shall extend to and bind the parties hereto and their respective successors and assigns.

                                       5

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         IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment No. 1 and Consent to Sixth Amended and Restated Credit Agreement as of the day and year first above written.


                                     NCO GROUP, INC.


                                     By:
                                        ----------------------------------------
                                        MICHAEL J. BARRIST,
                                        as President and Chief Executive Officer





















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                                     CITIZENS BANK OF PENNSYLVANIA,
                                     for itself, as Administrative Agent, as a Co-Arranger, and as Collateral Agent


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:















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                                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      as a Lender, Syndication Agent and as a
                                      Co-Arranger


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:











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                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as a Lender and as a Co-Documentation Agent


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



















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                                  NATIONAL CITY BANK,
                                  as a Lender and as a Co-Documentation Agent


                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:
















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                                     FLEET NATIONAL BANK,
                                     as a Lender and as a Co-Documentation Agent


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:
















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                                     KEYBANK NATIONAL ASSOCIATION,
                                     as a Lender and as a Co-Documentation Agent


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:















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                                               SOVEREIGN BANK,
                                               as a Lender and as a Co-Agent


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:














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                                           PROVIDENT BANK, as a Lender


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:






















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                                           MANUFACTURERS AND TRADERS TRUST
                                           COMPANY, as a Lender


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:





















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                                           US BANK NATIONAL ASSOCIATION,
                                           as Lender

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:





















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                                           PROVIDENT BANK, as a Lender

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:



















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